Exhibit 10.18

SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

This SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (this “Agreement”) is entered into effective as of December 29, 2021 by GVEST CAROLINAS 4 HOMES LLC, a Delaware limited liability company, whose address for notice is 136 Main Street, Pineville, NC 28134, Attention: Raymond M. Gee (the “Debtor”), for the benefit of VANDERBILT MORTGAGE AND FINANCE, INC., a Tennessee corporation, whose address for notice is 500 Alcoa Trail, Maryville, Tennessee 37804, Attn: Commercial Lending Division (the “Lender”).

RECITALS

A. CAROLINAS 4 MHP LLC, a North Carolina limited liability company, whose address for notice is 136 Main Street, Pineville, NC 28134, Attention: Raymond M. Gee (“Borrower”), is indebted to Lender pursuant to a loan (“Loan”) evidenced, governed, and/or secured by the following (collectively, the “Loan Documents”): (i) that certain Promissory Note dated of even date hereof from Borrower to Lender in the principal amount of $4,400,000.00 (“Note”); (ii) that certain Loan Agreement dated of even date hereof by and between Borrower and Lender (“Loan Agreement”); (iii) that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date hereof made by Borrower for the benefit of Lender and that Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the date hereof made by Borrowers for the benefit of Lender (individually and collectively, the “Security Instrument”); and (v) those Loan Documents (as defined in the Loan Agreement), all as the same may from time to time be amended, restated, modified, consolidated, renewed or replaced.

B. Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Debtor secures the Obligations (as defined herein) in favor of Lender.

NOW, THEREFORE, in consideration of the foregoing Recitals, and to induce the Lender to extend the Loan to the Borrower under the Loan Documents, the Debtor agrees with the Lender as follows:

Article 1

RULES OF CONSTRUCTION AND DEFINITIONS

Section 1.1 Rules of Construction. This Agreement is subject to the rules of construction set forth in the Loan Agreement.

Section 1.2 Definitions. As used in this Agreement, capitalized terms that are not otherwise defined herein have the meanings defined for them in the Loan Agreement and the following terms are defined as follows:

(a) Unless otherwise defined herein, terms used in this Agreement that are defined in Article 9 of the Tennessee Uniform Commercial Code (the “UCC”) have the meanings defined for them therein.

(b) Accounts means any and all rights of the Debtor to the payment of money, whether or not evidenced by an instrument or chattel paper (tangible or electronic) or letter of credit and whether or not earned by performance, including a right to payment for goods sold, leased, or licensed or for services rendered by the Debtor, a right to any amount payable under a Contract or a monetary obligation and all “accounts” as defined in Article 9 of the UCC.

(c) Debtor’s Home means the Manufactured Homes set forth on Exhibit A attached hereto; and “Debtor’s Homes” means more than one Debtor’s Home.

(d) Contracts means all Leases, licenses, requisitions, purchase orders, documents, instruments, letters of credit and chattel paper (tangible or electronic) of the Debtor, including any of the same that relate to any Equipment, Fixtures, Inventory, General Intangibles, Debtor’s Homes, or other property described in the granting clauses set out in Section 2.1, or secure any Accounts, or in connection with which Accounts exist or may be created.

(e) Documents of Title means any certificates of manufactured home ownership, certificates of mobile home title, certificates of title, manufacturer’s statement of origin, manufacturer’s certificate of origin or similar ownership documents related to Manufactured Homes.

(f)   Equipment means all of the Debtor’s equipment, machinery, furniture, furnishings, vehicles, tools, spare parts, materials, supplies, store fixtures, leasehold improvements, all other goods (including embedded software to the extent provided for in Article 9 of the UCC) of every kind and nature (other than Inventory and Fixtures) and all “equipment” as defined in Article 9 of the UCC, including, but not limited to, appliances, ranges, stoves, refrigerators, ovens, microwave ovens, dishwashers, garbage disposers, washers, dryers, water heaters, fire extinguishing equipment, plumbing systems, used or useful in connection with the operation, management and ownership of the Property, the Debtor’s Homes, and Debtor’s business upon the Premises.

(g) Event of Default is defined in Section 5.1. An Event of Default “exists” if the same has occurred and is continuing.

(h) Fixtures means all goods of the Debtor that become so related to particular real estate that an interest in them arises under real estate law, including any such goods affixed to the Premises, and to all Debtor’s Homes, to the extent they are treated as fixtures under the laws of North Carolina.

(i)   General Intangibles means all choses in action, things in action, causes of action and other assignable intangible property of the Debtor of every kind and nature, including corporate, partnership, limited liability company and other business books and records, good will, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, service marks, logos, copyrights, copyright applications, registrations, software, licenses, payment intangibles, permits, governmental permits relating to the operation of Debtor’s business on the Premises, subsidies, franchises, tax refund claims, insurance policies and rights thereunder (including any refunds and returned premiums) and any collateral, guaranty, letter of credit or other security held by or granted to the Debtor to secure payment of Accounts and Contracts, and all “general intangibles” as defined in Article 9 of the UCC.

(j)   Inventory means all goods, merchandise, and other personal property held by the Debtor for sale or lease or license or furnished or to be furnished by the Debtor under contracts of service or otherwise, raw materials, parts, finished goods, work-in-process, scrap inventory and supplies and materials used or consumed, or to be used or consumed, or useful in connection with the operation, management and ownership of the Property, the Debtor’s Homes and Debtor’s business upon the Premises, and wherever the same may be located, including all such property that may now or hereafter be located on the Premises, and all “inventory” as defined in Article 9 of the UCC.

(k) Leases means all leases and subleases, written or oral, and all agreements for use or occupancy of any portion of the Debtor’s personal property, the Community, Debtor’s Homes, with respect to which the Debtor is the lessor or sublessor, any and all extensions and renewals of said leases and agreements and any and all further leases or agreements, now existing or hereafter made, including subleases thereunder, upon or covering the use or occupancy of all or any part of the Debtor’s personal property, the Community, Debtor’s Homes, whether entered into before or after the filing by or against the Debtor of any petition for relief under the federal Bankruptcy Code.

(l) Obligations has that meaning ascribed thereto in the Loan Agreement.

(m) Permitted Encumbrances means:

(1) The Lien of ad valorem taxes for taxes that are not yet due and payable at the time under consideration;

(2) The Liens granted to the Lender under this Agreement; and

(3) Other Liens of the Lender.

(n) Property is defined in Section 2.1.

(o) Rents means the continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which the Debtor may now or shall hereafter (including during the period of redemption, if any) become entitled or may demand or claim, whether paid or accruing before or after the filing of any petition by or against the Debtor for relief under the federal Bankruptcy Code, arising or issuing from or out of the Leases or Debtor’s Homes, including minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges, utility charges, tax and insurance premium contributions, and liquidated damages following default, the premium payable by any lessee upon the exercise of any cancellation privilege provided for in any of the Leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Premises, Community, or Debtor’s Homes, together with any and all rights and claims that the Debtor may now or hereafter have against any such lessee under the Leases or against any subtenants or occupants of the Premises, Community, and Debtor’s Homes.

(p) Tangible Property means all Equipment, Fixtures, Inventory, Debtor’s Homes and other tangible personal property of the Debtor, including, but not limited to, such property used or useful now or in the future related to the operation, management or ownership of the Debtor’s business upon the Premises.

Article 2

SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

Section 2.1 Granting Clauses. As security for the Obligations, the Debtor hereby grants to the Lender security title to and a continuing security interest in, and assigns, transfers, conveys, pledges and sets over to the Lender all of the Debtor’s right, title and interest in, to and under the following property arising from, related to, or in connection with the Debtor Homes, whether now owned or hereafter acquired by the Debtor, and whether now existing or hereafter incurred, created, arising or entered into (collectively, the “Property”); for clarification, the Property shall not include any of the Debtor’s right, title and interest in, to and under any property arising from, related to, or in connection with, in whole or in part, any other manufactured housing community other than the Community:

(a) all Equipment, Fixtures, Inventory and other Tangible Property of the Debtor, and any and all accessions and additions thereto, any substitutions and replacements therefor, and all attachments and improvements placed upon or used in connection therewith, or any part thereof;

(b) all Leases;

(c) all Rents;

(d) all of Debtor’s Homes, and all Documents of Title related to Debtor’s Homes;

(e) all Accounts, Contracts and General Intangibles of the Debtor;

(f)   all of the Debtor’s rights as an unpaid vendor or lienor, including stoppage in transit, replevin, detinue and reclamation;

(g) all rights, interest, dividends, proceeds, products, rents, royalties, issues and profits of any of the property described in the foregoing granting clauses, whether the product of sale, lease, license, exchange or other disposition of the Property, paid or accruing before or after the filing of any petition by or against the Debtor under the federal Bankruptcy Code, and all instruments delivered to the Lender in substitution for or in addition to any such property;

(h) all supporting obligations; and

(i)   all books, documents, files, ledgers and records (whether on computer or otherwise) covering or otherwise related to any of the property described in the foregoing granting clauses.

No submission by the Debtor to the Lender of a schedule or other particular identification of Property shall be necessary to vest in the Lender the Liens contemplated by this Agreement in each and every item of Property of the Debtor now existing or hereafter acquired, incurred, created, arising or entered into, but rather such Liens shall vest in the Lender immediately upon the acquisition, creation, incurring or arising of, or entering into, any such item of Property without the necessity for any other or further action by the Debtor or by the Lender. The Debtor shall take such steps and observe such formalities as the Lender may request from time to time to create and maintain in favor of the Lender the Liens contemplated by this Agreement in all of the Property, whether now owned or hereafter acquired by the Debtor, and whether now existing or hereafter incurred, created, arising or entered into.

Section 2.2 Absolute Assignment. Debtor absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. The assignment of Rents and Lease herein is absolute, unconditional and immediately effective. This assignment does not collaterally transfer the Rents and Leases to Lender and does not only grant Lender a lien on the Rents and Leases; instead, this assignment absolutely vests title to the same in Lender and constitutes Lender as the owner of the Rents and Leases. So long as there exists no Event of Default, Debtor shall have and is hereby granted a revocable license by Lender to receive and collect all of the payments due under the Rents and Leases. Upon the occurrence of an Event of Default and after expiration of the applicable grace or cure period without the Event of Default being cured, the license shall, ipso facto, automatically terminate without the necessity that Lender gives Debtor any nature of notice or institute against Debtor any nature of legal proceedings or take any other action.

Article 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 General Representations and Warranties. The Debtor represents and warrants to the Lender as follows:

(a) Debtor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is qualified to transact business in each state where it operates, and has made all filings and is in good standing in every jurisdiction in which the nature of its business requires the qualification.

(b) The Debtor is the owner of the Property and has a good right to grant to the Lender the Liens contemplated by this Agreement; the Property is free and clear of all Liens other than Permitted Encumbrances; and the Debtor hereby warrants and will forever defend the title to the Property unto the Lender, its successors and assigns, against the claims of all persons whomsoever, whether lawful or unlawful, except those claiming under Permitted Encumbrances.

(c) The location (including addresses, if applicable) of (1)  the Debtor’s primary places of business, (2) the Debtor’s chief executive office, (3) the Debtor’s state of incorporation or registration (if the Debtor was created by such state filing), (4) the office where the Debtor keeps the Debtor’s records concerning Accounts, and (5) the site where the Debtor keeps any Tangible Property, are correctly and completely set forth on Exhibit B. The Debtor’s legal name is as set forth in the first paragraph to this Agreement.

(d) To the Debtor’s current actual knowledge, the Property and the use of Debtor’s Homes on the Premises comply with all Governmental Requirements applicable to Manufactured Homes and ownership and management of Manufactured Homes, including but not limited to any statutes, rules and regulations pertaining to the construction, installation and maintenance of Manufactured Homes, including, but not limited to: (i) Manufactured Home Park Tenancy Act, S.C. CODE ANN. § 27-47-10, et seq. (2020), laws concerning licensing of mobile homes, S.C. CODE ANN. § 31-17-310, et seq. (2020), laws concerning protection of title to and interests in manufactured homes, S.C. CODE ANN. § 56-19-210, 265, and 500, et seq. (2020), and rules and regulations promulgated by the South Carolina Manufactured Housing Board as authorized pursuant to S.C. CODE ANN. § 40-29-5 – 380 (2020), including, but not limited to S.C. CODE ANN. REGS. 79-1 – 44 (2020); (ii) Landlord and Tenant Law, N.C. GEN STAT. § 42, including Section 42-36.1 regarding lease or rental of manufactured homes, and Section 42-14.3 regarding notice of conversion of manufactured home communities, Public Health Law, N.C. GEN STAT. § 130A, and standards promulgated by the North Carolina Manufactured Housing Board as authorized pursuant to N.C. GEN STAT. 143-143.10; and (iii) eequal opportunity, anti-discrimination, fair housing, environmental protection, zoning, density and land use (“legal, non-conforming” status with respect to uses or structures will be considered to comply with zoning and land use requirements for the purposes of this representation).

(e) Debtor has complied with all Governmental Requirements applicable to (1) each Home Owner’s application to rent a Debtor’s Home, (2) the advertising, soliciting, leasing and making of each Lease, (3) the ownership and operation of the Property, including but not limited to the Federal Trade Commission Act and all rules and regulations promulgated thereunder; 24 C.F.R. Part 201 concerning manufactured home location standards; the Equal Credit Opportunity Act and all rules and regulations promulgated thereunder; the Fair Credit Reporting Act and all rules and regulations promulgated thereunder; the Fair Housing Act and all rules and regulations promulgated thereunder; the Real Estate Settlement Procedures Act, and all other applicable Federal, state, and local laws, regulations, rules, and ordinances, as any of the foregoing from time to time may be amended.

Article 4

COVENANTS AND AGREEMENTS

Section 4.1 General. The Debtor covenants and agrees with the Lender as follows:

(a) Without the Lender’s prior written consent, the Debtor shall not (1) add to or change any of the locations set forth in Exhibit B; (2) remove any Tangible Property from the locations specified therefor in Exhibit B; (3) alter or change its legal name; (4) change the state of its incorporation or registration (if the Debtor was created by such state filing); (5) alter or change its legal form or status (corporate, partnership or otherwise); or (6) merge, in one transaction or a series of related transaction, into or consolidate with any other entity.

(b) The Debtor shall notify the Lender in writing of any proposed addition to or change in any of the matters described in Section 4.1(a) at least 60 days prior to the date of the proposed change and shall furnish the Lender with any information requested by the Lender in considering the proposed change.

(c) The Debtor shall cause Borrower to remain the owner of the Premises. The Debtor shall promptly deliver to the Lender a written waiver or subordination (in form and substance satisfactory to the Lender) of any Lien with respect to the Property that the owner might have.

(d) The Debtor shall not allow any of the Property to become affixed to any real estate. If at any time any of the Tangible Property should, notwithstanding the foregoing, be affixed to any real estate, the security interest of the Lender under this Agreement shall nevertheless attach to and include such Tangible Property. The Debtor shall promptly furnish to the Lender a description of any such real estate and the names of the record owners thereof, hereby authorizes the Lender to file such additional financing statements and other documents as the Lender may require, obtain from the owners of such real estate and the holders of any Liens thereon such Lien waivers, subordination agreements and other documents as the Lender may request, and shall take such other actions as the Lender may deem necessary or desirable to preserve and perfect the Lender’s security interest in such Tangible Property as a first priority perfected security interest.

(e) The Debtor will not, without the prior written consent of the Lender, (1) sell, license, transfer, convey or otherwise dispose of any of the Debtor Homes, (2) pledge or grant any security interest in any of the Property to any person, except for Permitted Encumbrances, (3) permit any Lien to attach to any of the Property or any levy to be made thereon or any financing statement to be on file with respect to any of the Property, except those related to Permitted Encumbrances, or (4) permit any default or violation to occur under any agreement, covenant or restriction included in Permitted Encumbrances.

(f)   The Debtor authorizes the Lender to perfect, preserve, continue, amend and maintain the Lender’s interest in the Property by whatever actions the Lender in its sole discretion deems appropriate under the UCC or applicable law. The Debtor shall assist and cooperate with the Lender in taking such actions and shall pay all costs and expenses incurred by the Lender in order to perfect, preserve, continue, amend and maintain a first priority security interest in the Property. Such actions may include (1) the filing by the Lender of financing statements describing the Property and any amendments thereto; (2) the Lender’s taking possession of the Property, including, but not limited to, taking possession of, and Debtor signing over any Documents of Title related to the Debtor’s Homes; (3) obtaining an acknowledgment from a person in possession of any of the Property that such person is holding the Property for the benefit of the Lender; or (4) the Lender’s placing a legend on chattel paper (tangible or electronic) or any Lease that gives notice of the Lender’s security interest in such chattel paper or Lease (tangible or electronic).

(g) Reserved.

(h) The Lender may correct any patent errors in this Agreement or any financing statements or other documents executed in connection herewith.

(i) The Debtor shall inform the Lender in writing of any material adverse change in any of the representations and warranties of the Debtor under this Agreement, promptly after the Debtor shall learn of such change.

(j) The Debtor shall furnish to the Lender from time to time statements and schedules further identifying and describing the Property and such other reports in connection with the Property as the Lender may reasonably request, all in reasonable detail.

(k) The Debtor shall promptly deliver or cause to be delivered to the Lender the Documents of Title issued for and in connection with any Debtor’s Home now or hereafter included in the Property and shall join with the Lender in executing any documents and taking any actions necessary or desirable in the Lender’s opinion to perfect the Lender’s Liens and security interests in such Debtor’s Homes. As soon as possible, but in no event later than ten (10) business days after the date hereof, Debtor shall (a) file with the appropriate state agency completed and executed applications for certificates of title for Debtor’s Homes (“Applications”), and (b) pay the required filing fee. The Applications shall list the Debtor as the owner of the Debtor’s Homes, Lender as the first lienholder, and no other lienholders. The Applications shall provide that the original Documents of Title shall be mailed directly to Lender upon issuance. Lender must receive Documents of Title for the Homes within sixty (60) days from the Closing Date; provided, however, Debtor shall not be in default hereunder if Debtor timely, accurately, and completely filed all Applications and the delay in receiving the Documents of Title is due solely to the failure of the applicable governmental entity to perform.

(l) The Debtor shall keep and maintain at the Debtor’s own cost and expense complete records of the Property, including a record of all payments received and all credits granted with respect to the Property and all other dealings with the Property. Upon request of the Lender, the Debtor shall make proper entries in such records disclosing the assignment of the Property to the Lender and shall segregate and mark such records with the Lender’s name in a manner satisfactory to the Lender. If an Event of Default exists, the Debtor shall deliver such records to the Lender on demand.

(m) The Debtor shall not file a release, amendment, partial release, or termination statement with respect to any of the Property without the Lender’s prior written consent.

(n) The Debtor shall observe and perform all of the Debtor’s obligations under the Leases.

(o) The Debtor shall enforce or secure in the name of the Lender the performance of each obligation to be performed by any lessee under the Leases.

(p) All Leases shall be on forms that are customary for the rental of Manufactured Homes in the same geographical location, and contain terms that: (1) are for initial terms of at least 12 months and not more than 2 years (unless otherwise approved in writing by Lender), (2) list Debtor as the landlord and owner therein, (3) require payment of rents and other amounts payable by Home Owners be payable to Debtor, and (4) are otherwise in compliance with all Governmental Requirements applicable to the leasing of Manufactured Homes.

(q) The Property and the use of the Debtor’s Homes on the Premises shall comply with all Governmental Requirements applicable to Manufactured Homes and ownership and management of Manufactured Homes, including but not limited to any statutes, rules and regulations pertaining to the construction, installation and maintenance of Manufactured Homes, including, but not limited to: (i) Manufactured Home Park Tenancy Act, S.C. CODE ANN. § 27-47-10, et seq. (2020), laws concerning licensing of mobile homes, S.C. CODE ANN. § 31-17-310, et seq. (2020), laws concerning protection of title to and interests in manufactured homes, S.C. CODE ANN. § 56-19-210, 265, and 500, et seq. (2020), and rules and regulations promulgated by the South Carolina Manufactured Housing Board as authorized pursuant to S.C. CODE ANN. § 40-29-5 – 380 (2020), including, but not limited to S.C. CODE ANN. REGS. 79-1 – 44 (2020); (ii) Landlord and Tenant Law, N.C. GEN STAT. § 42, including Section 42-36.1 regarding lease or rental of manufactured homes, and Section 42-14.3 regarding notice of conversion of manufactured home communities, Public Health Law, N.C. GEN STAT. § 130A, and standards promulgated by the North Carolina Manufactured Housing Board as authorized pursuant to N.C. GEN STAT. 143-143.10; and (iii) equal opportunity, anti-discrimination, fair housing, environmental protection, zoning, density and land use (“legal, non-conforming” status with respect to uses or structures will be considered to comply with zoning and land use requirements for the purposes of this representation).

(r) The Debtor shall comply with all Governmental Requirements applicable to (1) each Home Owner’s application to rent a Debtor’s Home, (2) the advertising, soliciting, leasing and making of each Lease, (3) the ownership and operation of the Property, including but not limited to the Federal Trade Commission Act and all rules and regulations promulgated thereunder; 24 C.F.R. Part 201 concerning manufactured home location standards; the Equal Credit Opportunity Act and all rules and regulations promulgated thereunder; the Fair Credit Reporting Act and all rules and regulations promulgated thereunder; the Fair Housing Act and all rules and regulations promulgated thereunder; the Real Estate Settlement Procedures Act, and all other applicable Federal, state, and local laws, regulations, rules, and ordinances, as any of the foregoing from time to time may be amended.

Section 4.2 Taxes and Assessments. The Debtor shall pay when due all taxes, assessments and other charges levied or assessed against any of the Property, and all other claims that are or may become Liens against any of the Property, except any that are Permitted Encumbrances or where such taxes, assessments and other charges are promptly and diligently contested in good faith by Debtor by appropriate proceedings, and where Debtor has established adequate reserves therefore in accordance with GAAP; and should default be made in the payment of same, the Lender, at its option, may pay them.

Section 4.3 Insurance and Risk of Loss.

(a) The Debtor shall keep the Tangible Property insured in such amounts, with such companies and against such risks as may be satisfactory to the Lender. All such policies shall name the Lender as an additional loss payee and shall contain an agreement by the insurer that they shall not be cancelled without at least 30 days prior written notice to the Lender. The Debtor shall cause duplicate originals of such insurance policies to be deposited with the Lender. If requested by the Lender, the Debtor shall, at least 10 days prior to the due date, furnish to the Lender evidence of the payment of the premiums due on such policies.

(b) The Debtor hereby assigns to the Lender each policy of insurance covering any of the Property, including all rights to receive the proceeds and returned premiums of such insurance. With respect to all such insurance policies, the Lender is hereby authorized, but not required, on behalf of the Debtor, to collect for, adjust and compromise any losses and to apply, at its option, the loss proceeds (less expenses of collection) to the Obligations, in any order and whether due or not, or to the repair, replacement or restoration of the Property, or to remit the same to the Debtor; but any such application or remittance shall not cure or waive any default by the Debtor and shall not operate to abate, satisfy or release any of the Obligations. If any insurance proceeds are received by the Debtor, the Debtor shall promptly apply such proceeds to the repair, replacement or restoration of the Property unless the Debtor receives contrary directions from the Lender.

(c) In the event that any Debtor’s Home is destroyed or suffers substantial damage that is not repaired within a period of thirty (30) days, Debtor shall pay to Lender an amount equal to that portion of the unpaid balance of the Obligations allocated to the applicable Debtor’s Home as shown on Lender’s records, absent manifest error, provided, that such prepayment amount shall be reduced by the amount of any insurance proceeds received by the Lender.

(d) In case of a sale pursuant to the default provisions hereof, or any conveyance of all or any part of the Property in extinguishment of the Obligations, title to all such insurance policies and the proceeds thereof and unearned premiums with respect thereto shall pass to and vest in the purchaser of the Property.

(e) The risk of loss or damage to the Property is on the Debtor whether or not the Property is held by or controlled by the Lender.

Section 4.4 Care of Tangible Property; Notice of Loss, etc. The Debtor shall: (a) at all times maintain the Tangible Property in as good condition as it is now in, reasonable wear and tear alone excepted; (b) not use the Tangible Property, or permit it to be used, in violation of any Governmental Requirement; and (c) notify the Lender immediately in writing of any event causing material loss or depreciation in value of any of the Property and of the amount thereof (other than ordinary wear and tear).

Section 4.5 Filing Fees and Taxes. The Debtor agrees, to the extent permitted by law, to pay all recording and filing fees, revenue stamps, taxes and other expenses and charges payable in connection with the execution and delivery of the Loan Documents, and the recording, filing, satisfaction, continuation and release thereof.

Section 4.6 Use of Tangible Property. The Debtor agrees (a) to comply with the terms of any lease covering the premises on which any Tangible Property is located and all Governmental Requirements concerning such premises or the conduct of business thereon; (b) not to conceal or abandon the Tangible Property; and s(c) not to lease or hire any of the Tangible Property to any person or permit the same to be leased or used for hire except as provided for in this Agreement or pursuant to Permitted Encumbrances.

Section 4.7 Contracts.

(a) The Debtor shall perform all of the Debtor’s obligations under each Contract in accordance with its terms and shall not commit or permit any default on the part of the Debtor thereunder. The Debtor shall not (1) cancel or terminate any material Contract or consent to or accept any cancellation or termination thereof; (2) modify any material Contract or give any consent, waiver or approval thereunder; (3) waive any default under any material Contract; or (4) take any other action in connection with any material Contract that would impair the value of the interests of the Debtor thereunder or the interests of the Lender under this Agreement.

(b) The Debtor shall notify the Lender promptly in writing of any matters affecting the value, enforceability or collectability of any of the Contracts, including material defaults, delays in performance, disputes, offsets, defenses, counterclaims, returns and rejections and all reclaimed or repossessed property.

Section 4.8 Application of Payments and Collections. The Debtor irrevocably waives the right to direct the application of any payments and collections at any time or times hereafter received by the Lender from or on behalf of the Debtor, and the Debtor irrevocably agrees that the Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by the Lender or its agent against the Obligations, in such order and in such proportions as the Lender may deem advisable, whether due or not, and notwithstanding any entry by the Lender upon its books and records.

Section 4.9 Reserved.

Section 4.10 Visitation. The Debtor shall permit representatives of the Lender from time to time (a) to visit and inspect the Property, all records related thereto, the premises upon which any Property is located, and any of the other offices and properties of the Debtor; (b) to inspect and examine the Property and to inspect, audit, check and make abstracts from the books, records, orders, receipts, correspondence and other data relating to the Property or to any transactions between the Debtor and the Lender; (c) to discuss the affairs, finances and accounts of the Debtor with and be advised as to the same by the officers thereof, if a corporation, or if not by other responsible persons; and (d) to verify the amount, quantity, value and condition of, or any other matter relating to, the Property, all at such times and intervals as the Lender may desire. The Debtor will authorize and instruct any accountants acting for the Debtor to give the Lender any appropriate information the Lender may reasonably request regarding the financial affairs of the Debtor and to furnish the Lender with copies of any relevant documents in their possession related thereto.

Section 4.11  Further Assurances. At the Debtor’s cost and expense, upon request of the Lender, the Debtor shall duly execute and deliver, or cause to be duly executed and delivered, to the Lender such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Lender or its counsel to perfect, preserve and protect the validity and priority of the Liens of the Lender in the Property and to carry out more effectively the provisions and purposes of this Agreement. The Debtor hereby appoints and empowers the Lender, or any employee of the Lender which Lender may designate for the purpose, as Debtor’s attorney-in-fact, to execute and/or endorse (and file, as appropriate) on its behalf any documents, agreements, papers, checks, financing statements, Documents of Title, and other documents which, in the Lender’s sole judgment, are necessary to be executed and/or filed in order to (a) perfect or preserve the perfection and priority of the Lender’s security interests granted hereby or by any of the other Loan Documents and (b) collect or realize upon the Property or otherwise exercise its rights and remedies under any of the Loan Documents or applicable law.

Section 4.12 Use and Operation. Whenever any of the Property is in the possession or control of the Lender, whether for perfection, enforcement or otherwise, the Debtor agrees to the Lender’s unrestricted use and operation of the Property. The Debtor waives any rights it may have to require the Lender to keep all nonfungible Property segregated or separately identifiable and agrees that the Lender may commingle any and all of the Property (fungible or otherwise) with its own without any liability to the Debtor for so doing.

Section 4.13 Financial Statements; Reports.

(a) As soon as available, and in any event within one hundred eighty (180) days after the close of Debtor’s fiscal year, Debtor shall furnish Lender with (i) company prepared unaudited financial statements of Debtor, setting forth the balance sheet and the statement of income and cash flow of Debtor for such year, in each case in comparative form to the figures for the previous fiscal year all in reasonable detail and prepared in accordance with sound and consistently applied accounting principles and certified as true and correct in all material respects by the manager of Debtor, all as acceptable to Lender in form and substance, and (ii) a current rent roll and delinquency report of all Leases of the Debtor’s Homes, all in reasonable detail and certified as true and correct in all material respects by the manager of Debtor, all as acceptable to Lender in form and substance. As soon as available, and in any event within thirty (30) days of when such were due to be filed (or within thirty (30) days after the last date of any extension period, if applicable), Debtor shall furnish Lender with a copy of all tax returns (including all schedules and statements) of Debtor. Borrower shall also furnish to Lender such additional financial information as may be reasonably requested by Lender from time to time.

(b) As soon as available, and in any event within thirty (30) days after the end of each calendar quarter, Debtor shall furnish Lender the following: (i) company prepared unaudited financial statements of Debtor, setting forth the balance sheet and the statement of income and cash flow of Debtor for such calendar quarter, in each case in comparative form to the figures for the previous calendar quarter all in reasonable detail and prepared in accordance with sound and consistently applied accounting principles and certified as true and correct in all material respects by the manager of Debtor, all as acceptable to Lender in form and substance; and (ii) a rent roll of all Leases of the Debtor’s Homes, and such other information as Lender may reasonably require all certified as true and correct in all material respects by the manager of Borrower, all as acceptable to Lender in form and substance.

Article 5

EVENTS OF DEFAULT

Section 5.1 Events of Default. The occurrence of any of the following events shall constitute an event of default (an “Event of Default”) under this Agreement (whatever the reason for such event and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any Governmental Requirement):

(a) an “Event of Default” shall occur under the Loan Agreement; or

(b) any representation or warranty made in this Agreement or in any of the other Loan Documents shall prove to be false or misleading in any material respect as of the time made; or

(c) any report, certificate, financial statement or other instrument furnished in connection with the Loan, this Agreement or any of the other Loan Documents, shall prove to be false or misleading in any material respect as of the time made; or

(d) default shall be made in the due observance or performance of any covenant, condition or agreement on the part of the Debtor to be observed or performed pursuant to the terms of this Agreement (other than any covenant, condition or agreement, default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with) and such default shall continue unremedied until the date that is 15 days after written notice by the Lender to the Debtor; provided that if such default is of a kind which cannot reasonably be cured within such thirty-day period, the Debtor shall have a reasonable period of time (not to exceed 30 days from the receipt said notice) within which to cure such default, provided that it begins to cure the default promptly after its receipt of such written notice, and proceeds in good faith, and with due diligence, to cure such default; or

(e) any default or event of default, as therein defined, shall occur under any of the other Loan Documents (after giving effect to any applicable notice, grace or cure period specified therein).

Article 6

REMEDIES

Section 6.1 Certain Rights of Lender After Default. If an Event of Default exists that does not already result in the automatic acceleration of the Obligations under another Loan Document, the Lender shall have, in addition to any other rights under this Agreement or the UCC or under applicable law, the right, without notice to the Debtor (or with notice to the Debtor if notice is required and cannot be waived under applicable law), to take any or all of the following actions at the same or different times:

(a) The Lender may exercise any rights, powers and remedies of the Debtor in connection with any Contract or otherwise in respect of the Property, including any rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any Contract, and to modify, amend, terminate, replace, settle or compromise any Contract or any sum payable thereunder.

(b) The Lender may (1) notify account debtors that Accounts and Contracts have been assigned to the Lender, demand and receive information from account debtors with respect to Accounts and Contracts, forward invoices to account debtors directing them to make payments to the Lender, collect all Accounts and Contracts in the Lender’s or the Debtor’s name and take control of any cash or non-cash proceeds of Property; (2) enforce payment of any Accounts and Contracts, prosecute any action or proceeding with respect to Accounts and Contracts, extend the time of payment of Accounts and Contracts, make allowances and adjustments with respect to Accounts and Contracts and issue credits against Accounts and Contracts, all in the name of the Lender or the Debtor; (3) settle, compromise, extend, renew, release, terminate or discharge, in whole or in part, any Account or Contract or deal with the same as the Lender may deem advisable; and ~~(4)~~(4) require the Debtor to open all mail only in the presence of a representative of the Lender, who may take therefrom any remittance on any of the Property.

(c) The Lender may (1) enter upon the Premises or any other place where any Property is located, and through self-help and without judicial process, without first obtaining a final judgment or giving the Debtor notice and opportunity for a hearing and without any obligation to pay rent, (A) remove the Property therefrom to the premises of the Lender or its agent for such time as the Lender may desire to collect or liquidate the Property or (B) take possession of any or all of the Property, exclude the Debtor therefrom, and hold, use, administer, manage and operate the same to the extent that the Debtor could do so, without any liability to the Lender resulting therefrom; and the Lender may collect, receive and receipt for all proceeds accruing from such operation and management, and exercise every power, right and privilege of the Debtor with respect to the Property; (2) render any Property unusable; (3) require the Debtor to assemble the Tangible Property and make it available to the Lender at the Debtor’s premises or any other place selected by the Lender, and to make available to the Lender all of the Debtor’s premises and facilities for the purpose of the Lender’s taking possession of, removing or putting the Tangible Property in salable form; and (4) use, and permit the Lender or any purchaser of any of the Property from the Lender to use, without charge, the Debtor’s labels, General Intangibles and advertising matter or any property of a similar nature, as it pertains to or is included in the Property, in advertising, preparing for sale and selling any Property; and the Debtor’s rights under all licenses, franchise agreements and other General Intangibles shall inure to the Lender’s benefit.

(d) The Lender at its option, shall have the right, power and authority without the need to take possession of the Debtor’s Homes or to obtain the appointment of a receiver, to exercise and enforce any or all of the following rights and remedies with respect to Rents and Leases:

(1) to terminate the license granted to the Debtor to collect the Rents under Sections 2.1 and 2.2, to notify the tenants under the Leases or any other parties in possession of any of the Debtor’s Homes to pay all Rents directly to the Lender and, without taking possession, in the Lender’s own name to demand, collect, receive, sue for, attach and levy the Rents, to give proper receipts, releases and acquittances therefor; and

(2) to take whatever legal proceedings may appear necessary or desirable to enforce any obligation of the Debtor under this Agreement.

(e) The Lender, without demand of performance or other demand, advertisement or notice of any kind (except any notice required by law of a proposed disposition of a Property, which may be given in the manner specified in Section 7.1) to or upon the Debtor or any other person (all of which demands, advertisements and notices are hereby expressly waived, to the extent permitted by law), may forthwith collect, receive, appropriate, repossess and realize upon all or any part of the Property, and may forthwith sell, lease, license, assign, give options to purchase, or sell or otherwise dispose of and deliver all or any part of the Property (or contract to do so), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Lender’s offices or while situated on the Debtor’s premises or elsewhere at such prices as the Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law, the Property shall be sold free of any right of redemption, which right of redemption the Debtor hereby releases. To the extent permitted by applicable law, the Debtor waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Property.

(f) Lender may terminate the revocable license granted to Debtor, and Lender shall immediately have all rights, powers and authority granted to Debtor under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Debtor authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Property to pay all Rents to, or as directed by, Lender, and Debtor shall, upon Debtor’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Debtor hereby irrevocably authorizes Lender to give, notice to all tenants of the Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Debtor any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

Section 6.2 Repossession of the Property; Care and Custody of the Property; etc.

(a) The Debtor shall give the Lender written notice in the manner set forth in Section 7.1 within 24 hours of the date of repossession if the Debtor alleges that any other property of the Debtor was left on or in the repossessed Property at the time of repossession; and such notice shall be an express condition precedent to any action for loss or damages in connection therewith. After receiving any such notice the Lender will have a reasonable time to notify the Debtor as to where the Debtor can collect such property.

(b) The Debtor irrevocably invites the Lender and its agents to enter upon any premises on which any of the Property is now or hereafter located for all purposes related to the Property, including repossession thereof, and consents to any such entry and repossession. Any such entry by the Lender or its agents shall not be a trespass upon such premises, and any such repossession shall not constitute conversion of any Property. The Debtor agrees to indemnify and hold the Lender harmless against, and hereby releases the Lender from, any actions, claims, costs, liabilities or expenses arising directly or indirectly from any entry upon such premises and any repossession of any Property.

(c) If the Lender shall repossess any Property at a time when no Event of Default exists and the repossessed Property is thereafter returned to the Debtor, the damages therefor, if any, shall not exceed the fair rental value of the repossessed Property for the time it was in the Lender’s possession.

(d) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Property in its possession if it takes such reasonable actions for that purpose as the Debtor shall request in writing, but the Lender shall have sole power to determine whether such actions are reasonable. Any omission to do any act not requested by the Debtor shall not be deemed a failure to exercise reasonable care.

Section 6.3 Application of Proceeds. Unless prohibited by applicable law, the Lender shall have the continuing exclusive right to apply and reapply the proceeds, including cash and noncash proceeds (sales on credit or notes and otherwise) resulting from the exercise of any of the rights, powers and remedies of the Lender under this Agreement, against the Obligations, in such order and in such proportions as the Lender may deem advisable. All expenses incurred, including all costs and expenses incurred in securing the possession of Property, moving, storing, repairing or finishing the manufacture of Property, and preparing the same for sale, shall become part of the Obligations secured hereby. The Guarantors shall remain liable to the Lender for any deficiency.

Section 6.4 Attorney-in-Fact After Default. The Debtor hereby constitutes and appoints the Lender, or any other person whom the Lender may designate, as the Debtor’s attorney-in-fact, at the Debtor’s cost and expense, to exercise at any time when an Event of Default exists, the following powers, all of which, being coupled with an interest, shall be irrevocable until the Lender’s Liens hereunder have been terminated in accordance with Section 7.17: (a) to sell or assign any of the Property upon such terms, for such amounts and at such times as the Lender deems advisable and to execute any bills of sale or assignments in the name of the Debtor in relation thereto; (b) to take control, in any manner, of any item of payment on, or proceeds of the Property; ~~(c)~~(c) to use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Property to which the Debtor has access; (d) to settle, adjust, compromise, extend, renew, discharge, terminate or release the Property in whole or in part; (e) settle, adjust or compromise any legal proceedings brought to collect the Property; (f) to prepare, file and sign the Debtor’s name on any proof of claim in bankruptcy or similar document against any Account debtor; (g) to prepare, file and sign the Debtor’s name on any notice of Lien, assignment or satisfaction or termination of Lien or similar document in connection with the Property; (h) to sign, authenticate or endorse the name of the Debtor upon any chattel paper (tangible or electronic), document, instrument, invoice or similar document or agreement relating to the Property; (i) to use the Debtor’s stationery and to sign the name of the Debtor to verifications of the Accounts and Contracts and notices thereof to Account debtors; ~~(j)~~(j) to notify postal authorities to change the Debtor’s mailing address to an address designated by the Lender for receipt of payments on Accounts and Contracts; (k) to receive all cash dividends otherwise payable to the Debtor; (l) exercise all of the Debtor’s other rights, powers and remedies with respect to the Property; and (m) to do all acts and things necessary, in the Lender’s sole judgment, to carry out the purposes of this Agreement or to fulfill the Debtor’s obligations hereunder.

Section 6.5 No Obligation to Pursue Others. The Debtor agrees that the Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and the Lender may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting the Lender’s rights against the Debtor. The Debtor waives any right it may have to require the Lender to pursue any other person for any of the Obligations, and that each of the Obligations may be enforced against the Debtor without the necessity of joining any other Person, any other holders of Liens in any Property or any other Person, as a party.

Section 6.6 Compliance with Other Laws. The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Property and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Property.

Section 6.7 Warranties of Title. The Lender may in its sole discretion disclaim any warranties of title or the like in the sale or other disposition of the Property. Such disclaimer will not be considered adversely to affect the commercial reasonableness of any sale of the Property.

Section 6.8 Default Rate. If an Event of Default exists, the Obligations shall bear interest at the Default Rate, until the earlier of (a) such time as all of the Obligations are paid in full or (b) no such Event of Default exists.

Section 6.9 Remedies Cumulative. The rights, powers and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights, powers or remedies now or hereafter existing at law or in equity.

Article 7

MISCELLANEOUS

Section 7.1 Notices.

(a) Any request, demand, authorization, direction, notice, consent or other document provided or permitted by this Agreement shall be given in the manner, and shall be effective at the time, provided in the Loan Agreement, to the address of Debtor and Lender first set forth above.

(b) Five Business Days written notice to the Debtor as provided above shall constitute reasonable notification to the Debtor when notification is required by law; provided, however, that nothing contained in the foregoing shall be construed as requiring ten Business Days’ notice if, under applicable law and the circumstances then existing, a shorter period of time would constitute reasonable notice.

Section 7.2 Expenses. The Debtor shall promptly on demand pay all costs and expenses, including the reasonable and actual fees and disbursements of counsel to the Lender, incurred by the Lender in connection with (a) the negotiation, preparation and review of this Agreement (whether or not the transactions contemplated by this Agreement shall be consummated), (b) the enforcement of this Agreement, (c) the custody and preservation of the Property, (d) the protection or perfection of the Lender’s rights and interests under this Agreement in the Property, (e) the exercise by or on behalf of the Lender of any of its rights, powers or remedies under this Agreement and (f) the prosecution or defense of any action or proceeding by or against the Lender, the Debtor, any Guarantor, any Account debtor, or any one or more of them, concerning any matter related to this Agreement, any of the Property, or any of the Obligations. All such amounts shall bear interest from the date demand is made at the Default Rate and shall be included in the Obligations secured hereby. The Debtor’s obligations under this Section 7.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 7.3 Successors and Assigns. Whenever in this Agreement any party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party or any other person who becomes bound by this Agreement as a debtor, except that the Debtor may not assign or transfer this Agreement without the prior written consent of the Lender; and all covenants and agreements of the Debtor contained in this Agreement shall bind the Debtor’s successors and assigns or any other person who becomes bound by this Agreement as a debtor and shall inure to the benefit of the successors and assigns of the Lender.

Section 7.4 Joint and Several Liability. If the Debtor is comprised of more than one person, all of the Debtor’s representations, warranties, covenants and agreements under this Agreement shall be joint and several and shall be binding on and enforceable against either, any or all of the persons comprising the Debtor. If any one or more of the persons comprising the Debtor is in default, the Lender my exercise its remedies on default against all of the person or entities that together comprise the Debtor.

Section 7.5 Independent Obligations. The Debtor agrees that each of the obligations of the Debtor to the Lender under this Agreement may be enforced against the Debtor without the necessity of joining any other obligor, any other holders of Liens in any Property or any other Person, as a party.

Section 7.6 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Tennessee (without regard to conflict of law principles) except as required by mandatory provisions of law and except to the extent that the validity, perfection and enforcement of the Liens on the Property are governed by the laws of any jurisdiction other than the State of Tennessee.

Section 7.7 Date of Agreement. The date of this Agreement is intended as a date for the convenient identification of this Agreement and is not intended to indicate that this Agreement was executed and delivered on that date.

Section 7.8 Separability Clause. If any provision of the Loan Documents shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement.

Section 7.10 No Oral Agreements. This Agreement is the final expression of the agreement between the parties hereto, and this Agreement may not be contradicted by evidence of any prior oral agreement between such parties. All previous oral agreements between the parties hereto have been incorporated into this Agreement and the other Loan Documents, and there is no unwritten oral agreement between the parties hereto in existence.

Section 7.11 Waiver and Election. The exercise by the Lender of any option given under this Agreement shall not constitute a waiver of the right to exercise any other option. No failure or delay on the part of the Lender in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. No modification, termination or waiver of any provisions of the Loan Documents, nor consent to any departure by the Debtor therefrom, shall be effective unless in writing and signed by an authorized officer of the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances.

Section 7.12 No Obligations of Lender; Indemnification. The Lender does not by virtue of this Agreement or any of the transactions contemplated by the Loan Documents assume any duties, liabilities or obligations with respect to any of the Property unless expressly assumed by the Lender under a separate agreement in writing, and this Agreement shall not be deemed to confer on the Lender any duties or obligations that would make the Lender directly or derivatively liable for any person’s negligent, reckless or willful conduct. The Debtor agrees to indemnify and hold the Lender harmless against and with respect to any damage, claim, action, loss, cost, expense, liability, penalty or interest (including reasonable and actual attorney’s fees) and all costs and expenses of all actions, suits, proceedings, demands, assessments, claims and judgments directly or indirectly resulting from, occurring in connection with, or arising out of: (a) any inaccurate representation made by the Debtor or any Person in this Agreement or any other Loan Document; (b) any breach of any of the warranties or obligations of the Debtor or any Person under this Agreement or any other Loan Document; and (c) the Property, or the Liens of the Lender thereon. The provisions of this Section 7.12 shall survive the payment of the Obligations in full and the termination, satisfaction, release (in whole or in part) and foreclosure of this Agreement.

Section 7.13 Advances by the Lender. If the Debtor shall fail to comply with any of the provisions of this Agreement, the Lender may (but shall not be required to) make advances to perform the same, and where necessary enter any premises where any Property is located for the purpose of performing the Debtor’s obligations under any such provision. The Debtor agrees to repay all such sums advanced upon demand, with interest from the date such advances are made at the Default Rate, and all sums so advanced with interest shall be a part of the Obligations. The making of any such advances shall not be construed as a waiver by the Lender of any Event of Default resulting from the Debtor’s failure to pay such amounts.

Section 7.14 Rights, Liens and Obligations Absolute. All rights of the Lender hereunder, all Liens granted to the Lender hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional and shall not be affected by (a) any lack of validity or enforceability as to any other person of any of the Loan Documents, (b) any change in the time, manner or place of payment of, or any other term of the Obligations, (c) any amendment or waiver of any of the provisions of the Loan Documents as to any other person, and (d) any exchange, release or non-perfection of any other collateral or any release, termination or waiver of any guaranty, for any of the Obligations.

Section 7.15 Debtor Liable on Contracts. Notwithstanding anything in this Agreement to the contrary (a) the Debtor shall remain liable under the Contracts to perform all of the Debtor’s duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any rights hereunder shall not release the Debtor from any of the Debtor’s obligations under the Contracts, and (c) the Lender shall not have any obligation or liability under the Contracts by reason of this Agreement or the receipt by the Lender of any payment hereunder, nor shall the Lender be obligated to perform any of the obligations of the Debtor under the Contracts, to take any action to collect, file and enforce any claim for payment assigned to the Lender hereunder, or to make any inquiry as to the nature or sufficiency of any payment received by it or the adequacy of any performance by any party.

Section 7.16 Security Instrument. If any of the Property is also subject to a valid and enforceable Lien under the Security Instrument and the terms of the Security Instrument are inconsistent with the terms of this Agreement, then, at the option of the Lender, the terms of the Security Instrument shall be controlling with respect to Property that relates to the real property described in the Security Instrument, and the terms of this Agreement shall be controlling in the case of all other Property.

Section 7.17 Termination. This Agreement and the Lender’s Liens in the Property hereunder will not be terminated until one of the Lender’s officers signs a written termination agreement. Except as otherwise expressly provided for in this Agreement, no termination of this Agreement shall in any way affect or impair the representations, warranties, agreements or other obligations of the Debtor or the rights, powers and remedies of the Lender under this Agreement with respect to any transaction or event occurring prior to such termination, all of which shall survive such termination. Even if all of the Obligations outstanding at any one time should be paid in full, this Agreement will continue to secure any Obligations that might later be owed the Lender until such written termination agreement has been executed by the Lender. Except as otherwise provided herein or in the Loan Agreement, in no event shall the Lender be obligated to terminate its Liens under this Agreement or return or release any of the Property to the Debtor (a) until the payment in full of all Obligations then outstanding, (b) if the Lender is obligated to extend credit to the Debtor, (c) if any contingent obligation of the Debtor to the Lender remains outstanding, or (d) until the expiration of any period for avoiding or setting aside any payment to the Lender under bankruptcy or insolvency laws.

Section 7.18 Reinstatement. This Agreement, the obligations of the Debtor hereunder, and the Liens, rights, powers and remedies of the Lender hereunder, shall continue to be effective, or be automatically reinstated, as the case may be, if at any time any amount applied to the payment of any of the Obligations is rescinded or must otherwise be restored or returned to the Debtor, any Guarantor, or any other person (or paid to the creditors of any of them, or to any custodian, receiver, trustee or other officer with similar powers with respect to any of them, or with respect to any part of their property) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor, any Guarantor, or any such person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with respect to any of them, or with respect to any part of their property, or otherwise, all as though such payment had not been made.

Section 7.19 Submission to Jurisdiction. The Debtor irrevocably (a) acknowledges that this Agreement will be accepted by the Lender and performed by the Debtor in the State of Tennessee; (b) submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Tennessee, Knoxville Division and, outside the subject matter jurisdiction of such court, to the state courts of Blount County, Tennessee (collectively, the “Courts”) over any suit, action or proceeding arising out of or relating to this Agreement to determine any issues arising out of or relating to this Agreement or any of the other Loan Documents (individually, an “Agreement Action”); (c) waives, to the fullest extent permitted by law, any objection or defense that the Debtor may now or hereafter have based on improper venue, lack of personal jurisdiction, inconvenience of forum or any similar matter in any Agreement Action brought in any of the Courts; (d) agrees that final judgment in any Agreement Action brought in any of the Courts shall be conclusive and binding upon the Debtor and may be enforced in any other court to the jurisdiction of which the Debtor is subject, by a suit upon such judgment; and ~~s~~(e) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE “FAIR WARNING” TO THE DEBTOR THAT THE EXECUTION OF THIS AGREEMENT MAY SUBJECT THE DEBTOR TO THE JURISDICTION OF THE COURTS WITH RESPECT TO ANY AGREEMENT ACTIONS, AND THAT IT IS FORESEEABLE BY THE DEBTOR THAT THE DEBTOR MAY BE SUBJECTED TO THE JURISDICTION OF SUCH COURTS AND MAY BE SUED IN THE STATE OF TENNESSEE IN ANY AGREEMENT ACTIONS. Nothing in this Section 7.19 shall limit or restrict the Lender’s right to serve process or bring Agreement Actions in manners and in courts otherwise than as herein provided.

Section 7.20 Waiver of Jury Trial. THIS AGREEMENT INCORPORATES BY REFERENCE THE REQUIREMENTS FOR WAIVER OF JURY TRIAL SET FORTH IN THE LOAN AGREEMENT.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Debtor has caused this Security Agreement and Assignment of Rents dated as first set forth above to be executed by its duly authorized representative.

DEBTOR:

GVEST CAROLINAS 4 HOMES LLC

		By:	/s/ Raymond M. Gee
Raymond M. Gee, Manager

STATE OF	North Carolina)
COUNTY OF	Mecklenburg)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Raymond M. Gee with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of GVEST CAROLINAS 4 HOMES LLC, a Delaware limited liability company, the within named bargainor, and that he in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the bargainor in such capacity.

Witness my hand and seal, this 15th day of December _________, 2021.

/s/ Jonathan Visconti
Notary Public

My Commission Expires: 03/15/2022

EXHIBIT A

DEBTOR’S HOMES

EXHIBIT B

(Locations)

A. Locations:

1. Address(es) of the Debtor’s primary place of business and chief executive office:

136 Main Street, Pineville, NC 28134

2. Address(es) where Debtor keeps the Debtor’s records concerning Accounts:

136 Main Street, Pineville, NC 28134

3. Address(es) of property owned by the Debtor on which any Tangible Property is or will be located:

s

None.

4. Address(es) of property not owned by the Debtor on which any Tangible Property is or will be located:

3855 Mechanic Rd., Asheboro, NC 27205

1802 Grantville Ln., Asheboro, NC 27205

3265 Idlewild Dr., Morganton, NC 28655

B. State of Formation:

1. State of incorporation or registration (if the Debtor was created by such state filing):

Delaware

B-1